[MFS LOGO]                                                     SEMIANNUAL REPORT
INVESTMENT MANAGEMENT                                          JUNE 30, 2001


                                     A SERIES OF MF(R) VARIABLE INSURANCE TRUST
                                     MFS(R) RESEARCH
                                     SERIES

MFS(R) RESEARCH SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

TRUSTEES                                INVESTMENT ADVISER
Jeffrey L. Shames* - Chairman and       Massachusetts Financial Services Company
Chief Executive Officer,                500 Boylston Street
MFS Investment Management(R)            Boston, MA 02116-3741

Nelson J. Darling, Jr.+ - Private       DISTRIBUTOR
investor and trustee                    MFS Fund Distributors, Inc.
                                        500 Boylston Street
William R. Gutow+ - Private investor    Boston, MA 02116-3741
and real estate consultant;
Vice Chairman, Capitol Entertainment    INVESTOR SERVICE
Management Company (video franchise)    MFS Service Center, Inc.
                                        P.O. Box 2281
CHAIRMAN AND PRESIDENT                  Boston, MA 02107-9906
Jeffrey L. Shames*
                                        For additional information,
ASSOCIATE DIRECTOR OF EQUITY RESEARCH   contact your investment professional.
Michael A. Lawless*
                                        CUSTODIAN
TREASURER                               State Street Bank and Trust Company
James O. Yost*
                                        WORLD WIDE WEB
ASSISTANT TREASURERS                    www.mfs.com
Mark E. Bradley*
Robert R. Flaherty*
Laura F. Healy*
Ellen Moynihan*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

* MFS Investment Management
+ Independent Trustee


--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
Over the past five years, it seems we've experienced nothing but market extremes. From 1996 to 1999, investors enjoyed perhaps the best bull market in U.S. history. Amid the excitement, concern about risk sometimes appeared to take a back seat to concern about returns.

Since the spring of last year, we've witnessed another extreme. A collapsing market often punished companies indiscriminately, seemingly unable to distinguish between firms with strong long-term prospects and those that were genuinely in trouble. The market rudely reminded us that investing is still about balancing risk against potential reward.

In our view, we seem to be entering a period in which stock and bond performance may be closer to historical norms. While some may find that disappointing in comparison to the late 1990s, we think a "normal" market may be a lot easier on investors' emotions. And, boring as it may sound, we think that recent events have shown that our fundamental beliefs about investing -- the guidelines for balancing risk and reward that we and many other investment companies have been repeating for years -- are still relevant. Let's look at how some of those guidelines applied to recent events.

DIVERSIFY
The theory behind diversification is that various asset classes -- growth stocks, value stocks, international stocks, and bonds, for example -- may not move in unison. One asset class may be outperforming while another may be in a slump. Because it's impossible to predict when individual asset classes will move in and out of favor, it's a good idea to spread your investments across several asset classes -- so the theory goes. And if you look at the market over the past several years, we think events have borne out the theory and rewarded many investors who heeded the call to diversify.

In the late 1990s, at the height of the growth stock boom, investors who diversified into value stocks and bonds may have felt left out of the party. Some market commentators proclaimed that diversification as an investment strategy was dead. But as many growth stocks began to collapse in early 2000, bonds and value stocks entered some of their best times in recent memory. Consider this: the 12-month period ended June 30, 2001, was a period widely reported in the media as a miserable one for stocks. The NASDAQ Composite Index -- a market index heavily laden with stocks of the technology, telecommunications, and Internet companies often referred to as the "new economy" -- returned -45.51% for the period. Even the Standard & Poor's 500 Composite Index (the S&P 500), a broader market index, was down 14.83%.(1)

But the value stocks in the S&P 500, as measured by the Standard & Poor's 500/ BARRA Value Index, were up 7.82% over the same period. And the bond market, as measured by the Lehman Brothers Aggregate Bond Index (the Lehman Index), was up 11.23% for the period.(2) So while investors who concentrated only on growth stocks may have recently experienced negative returns across their portfolios, investors who diversified may have enjoyed relatively strong performance in some of their holdings.

EXPECT REASONABLE RETURNS
It may be clear today that the late 1990s were abnormally good times for equity investors. But at the time it seemed to many that long-term annual returns of 20% or more were becoming the norm. For a brief period, our financial goals seemed much more reachable. For many investors, the hardest aspect of the recent downturn may not have been their short-term losses, but the need to bring their long-term expectations back to reasonable levels.

What's reasonable? That depends on an investor's financial situation, investment goals, and tolerance for risk. The historical returns of the S&P 500, often used as a measure of the overall equity market, are in the 14% - 15% range for the 5-, 10-, 20-, and 25-year periods ended June 30, 2001. For the 30-year period ended on the same date, which includes the extended market downturn of the early 1970s, the average annual return of the S&P 500 drops to 12.61% -- still what we would consider a respectable return on your money.(3) Retirement savings charts and calculators offered by many mutual fund companies have traditionally assumed a more conservative average annual return of 8% - 10% for equity portfolios.

While returning less than stocks for most periods, bonds as a group have tended to be less volatile than equities and still beat inflation. For the 5-, 10-, 20-, and 25-year periods ended June 30, 2001, average annual bond returns as measured by the Lehman Index ranged from about 7% to 11%, while average annual inflation ranged from about 2% to 5% for the same periods.(4)

Of course, past performance is no guarantee of future returns, and each investor's financial situation, goals, and risk tolerance are unique. But we think the historical returns of common market indices can provide a starting point for determining reasonable expectations.

DEVELOP A LONG-TERM FINANCIAL PLAN WITH THE HELP OF AN INVESTMENT PROFESSIONAL Developing a written plan forces you to define your financial goals, figure out a realistic plan for attaining them, and periodically assess how you're doing. Over the past several years, sticking to a diversified plan could have potentially helped an investor endure a wide range of market extremes.

We think there are two basic reasons to hire an investment professional: to help you develop a financial plan and update it as your needs change, and to keep you honest when market extremes tempt you to deviate from your plan. It's certainly possible to develop and stick to a financial plan on your own. But our experience has been that most investors can benefit from the knowledge, perspective, and clarity that an investment professional can bring to the process.

In closing, we would submit that our fundamental beliefs about investing remain valid, even in extreme, perhaps once-in-a-generation, market environments such as we've just experienced. Although it seemed for a while that risk had become an irrelevant concept, we would suggest that balancing risk and potential reward will always be a key to developing a realistic financial plan. As we head into what we believe may be calmer and more "normal" times, we would suggest that you discuss these ideas with your investment professional and incorporate them into your financial plan, if you haven't already done so. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

     Respectfully,

 /s/ Jeffrey L. Shames

     Jeffrey L. Shames
     Chairman and Chief Executive Officer
     MFS Investment Management(R)

     July 16, 2001

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

------------
(1) Source: Lipper Inc. The NASDAQ Composite Index is an unmanaged, market-weighted index of all over-the-counter common stocks traded on the National Association of Securities Dealers Automated Quotation system. The Standard & Poor's 500 Composite Index is an unmanaged but commonly used measure of common stock total return performance.

(2) Source: Lipper Inc. The Standard & Poor's 500/BARRA Value Index is a market-capitalization-weighted index of the stocks in the S&P 500 having the highest book-to-price ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis. The Lehman Brothers Aggregate Bond Index is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed-rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA).

(3) Source: Lipper Inc. The average annual returns for the Standard & Poor's 500 Composite Index were 14.48%, 15.10%, 15.33%, 14.27%, and 12.61%, respectively, for the 5-, 10-, 20-, 25-, and 30-year periods ended June 30, 2001.

(4) Source: Lipper Inc. The average annual returns for the Lehman Brothers Aggregate Bond Index were 7.48%, 7.87%, 10.68%, and 9.27%, respectively, for the 5-, 10-, 20-, and 25-year periods ended June 30, 2001. The cost of living (inflation) is measured by the Consumer Price Index (CPI) published by the U.S. Bureau of Labor Statistics. The average annual increase in the CPI was 2.58%, 2.73%, 3.44%, and 4.68%, respectively, for the 5-, 10-, 20-, and 25-year periods ended June 30, 2001.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the six months ended June 30, 2001, the series' Initial Class shares provided a total return of -12.95%, and Service Class shares returned -13.07%, including the reinvestment of any distributions. These returns compare to a -6.70% return over the same period for the series' benchmark, the Standard & Poor's 500 Stock Index (the S&P 500), an unmanaged but commonly used measure of common stock total return performance.

Inventory write-downs, layoffs, reduced capital expenditures, and weak earnings reports all continued to exert downward pressure on the market during the period. In anticipation of difficult times ahead, we sharply reduced our positions in the technology and telecommunications sectors last year. However, the holdings we maintained in these sectors continued to disappoint. Despite our quick response to reduce many of our technology and telecommunications holdings, and maintaining what we believed were the highest-quality franchises in these sectors, the persistent deterioration of business fundamentals continued to catch investors off guard. While the series' performance lagged the S&P 500 relative to many other large-cap growth funds, we feel we were early in identifying the extent of the slowdown in capital spending.

In addition to reducing our exposure to technology and telecommunications stocks, we added to defensive industries such as health care, energy and insurance in an effort to position the portfolio for an uncertain market environment. Despite mixed results towards the end of the period from many high-quality established companies, stocks such as Safeway, Eli Lilly, and Exxon Mobil remained prominent holdings in the portfolio because we saw reliable earnings growth at these companies. In the energy sector, electric power generators and oil and natural gas companies rallied early in the year due to strong demand and the spike in energy prices. In the insurance sector, we have concentrated on the commercial property and casualty insurers and diversified financial services companies, such as American International Group, because we saw signs that they had gained more power to raise premiums and had gathered more assets.

Looking forward, given the uncertain economic outlook and the negative investor sentiment in the market, we think it's difficult to determine exactly when we could see an upturn. From our standpoint, however, all this volatility and weakness creates opportunities for us because stocks are usually more attractive at lower prices and in a declining interest rate environment. The key question is, how long will things stay this way? We believe the market was unduly optimistic over a year ago, and it is now unduly pessimistic because most of the negative news about the economic slowdown, earnings problems, and excess capacity has been discounted into stock prices. What we believe has not been factored into stock prices yet is a potential recovery.

     Respectfully,

 /s/ Michael A. Lawless

     Michael A. Lawless
     Associate Director of Equity Research

The committee of MFS research analysts is responsible for the day-to-day management of the series under the general supervision of Mr. Lawless.

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

SERIES FACTS

Objective: Seeks long-term growth of capital and future income.

Commencement of investment operations: July 26, 1995

Class inception: Initial Class July 26, 1995
                 Service Class May 1, 2000

Size: $963.3 million as of June 30, 2001

PERFORMANCE SUMMARY

Because the series is designed for investors with long-term goals, we have provided the cumulative as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH JUNE 30, 2001

INITIAL CLASS
                                6 Months         1 Year       3 Years       5 Years         Life*
-------------------------------------------------------------------------------------------------
Cumulative Total Return          -12.95%        -22.09%        +6.67%       +66.35%      +106.33%
-------------------------------------------------------------------------------------------------
Average Annual Total Return         --          -22.09%        +2.18%       +10.71%      + 12.99%
-------------------------------------------------------------------------------------------------

SERVICE CLASS
                                6 Months         1 Year       3 Years       5 Years         Life*
-------------------------------------------------------------------------------------------------
Cumulative Total Return          -13.07%        -22.27%        +6.37%       +65.88%      +105.74%
-------------------------------------------------------------------------------------------------
Average Annual Total Return         --          -22.27%        +2.08%       +10.65%      + 12.93%
-------------------------------------------------------------------------------------------------
*For the period from the commencement of the series' investment operations, July 26, 1995, through
 June 30, 2001.

NOTES TO PERFORMANCE SUMMARY

Initial Class and Service Class shares have no sales charge; however, Service Class shares carry a 0.20% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are higher than those of Initial Class shares, the blended Service Class share performance is higher than it would have been had Service Class shares been offered for the entire period.

The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown. Please refer to the variable product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. Please see the prospectus for details. Periods less than one year are actual not annualized.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THESE RESULTS ARE HISTORICAL AND, PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL FOR MORE CURRENT PERFORMANCE RESULTS.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT THAN THOSE SHOWN.

RISK CONSIDERATIONS

Investments in foreign securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

These risks may increase unit price volatility. Please see the prospectus for details.

PORTFOLIO OF INVESTMENTS (Unaudited) - June 30, 2001

Stocks - 96.4%
------------------------------------------------------------------------------
ISSUER                                                   SHARES          VALUE
------------------------------------------------------------------------------
U.S. Stocks - 91.3%
  Aerospace - 3.8%
    Boeing Co.                                          105,260   $  5,852,456
    General Dynamics Corp.                              141,180     10,985,216
    United Technologies Corp.                           265,620     19,459,321
                                                                  ------------
                                                                  $ 36,296,993
-------------------------------------------------------------------------------
  Apparel & Textiles - 0.5%
    Nike, Inc., "B"                                     118,700   $  4,984,213
-------------------------------------------------------------------------------
  Automotive - 1.1%
    Harley-Davidson, Inc.                               228,610   $ 10,762,959
-------------------------------------------------------------------------------
  Banks & Credit Cos. - 4.4%
    Bank America Corp.                                  220,240   $ 13,221,007
    Capital One Financial Corp.                         124,700      7,482,000
    Comerica, Inc.                                       88,900      5,120,640
    PNC Financial Services Group Co.                     77,600      5,105,304
    SouthTrust Corp.                                    120,680      3,137,680
    U.S. Bancorp                                        363,331      8,280,314
                                                                  ------------
                                                                  $ 42,346,945
-------------------------------------------------------------------------------
  Biotechnology - 1.9%
    Guidant Corp.*                                      222,090   $  7,995,240
    Pharmacia Corp.                                     232,406     10,679,056
                                                                  ------------
                                                                  $ 18,674,296
-------------------------------------------------------------------------------
  Business Machines - 2.1%
    International Business Machines Corp.               139,480   $ 15,761,240
    Sun Microsystems, Inc.*                             257,200      4,153,780
                                                                  ------------
                                                                  $ 19,915,020
-------------------------------------------------------------------------------
  Business Services - 1.9%
    Automatic Data Processing, Inc.                     183,110   $  9,100,567
    Fiserv, Inc.*                                        69,190      4,351,359
    VeriSign, Inc.*                                      80,750      4,687,538
                                                                  ------------
                                                                  $ 18,139,464
-------------------------------------------------------------------------------
  Cellular Phones - 1.0%
    QUALCOMM, Inc.*                                      72,000   $  4,100,400
    Sprint Corp. (PCS Group)*                           229,800      5,549,670
                                                                  ------------
                                                                  $  9,650,070
-------------------------------------------------------------------------------
  Chemicals - 0.1%
    Praxair, Inc.                                        30,600   $  1,438,200
-------------------------------------------------------------------------------
  Communication Services - 0.4%
    SBA Communications Corp.*                           181,100   $  4,226,874
-------------------------------------------------------------------------------
  Computer Hardware - Systems - 0.5%
    Dell Computer Corp.*                                180,000   $  4,788,000
-------------------------------------------------------------------------------
  Computer Software - Personal Computers - 2 2%
    Microsoft Corp.*                                    288,560   $ 20,721,494
-------------------------------------------------------------------------------
  Computer Software - Services - 1.5%
    EMC Corp.*                                          443,070   $ 12,871,183
    Micromuse, Inc.*                                     61,300      1,723,756
                                                                  ------------
                                                                  $ 14,594,939
-------------------------------------------------------------------------------
  Computer Software - Systems - 3.8%
    Comverse Technology, Inc.*                          172,800   $  9,977,472
    Exodus Communications, Inc.*                         77,740        157,035
    Extreme Networks, Inc.*                              89,300      2,558,445
    McDATA Corp.*                                        15,938        317,963
    Oracle Corp.*                                       578,240     11,397,110
    Rational Software Corp.*                            145,540      4,108,594
    VERITAS Software Corp.*                             120,014      8,087,744
                                                                  ------------
                                                                  $ 36,604,363
-------------------------------------------------------------------------------
  Conglomerates - 3.5%
    General Electric Co.                                437,390   $ 21,322,762
    Tyco International Ltd.                             235,388     12,828,646
                                                                  ------------
                                                                  $ 34,151,408
-------------------------------------------------------------------------------
  Consumer Goods & Services - 0.3%
    Gillette Co.                                         95,900   $  2,780,141
-------------------------------------------------------------------------------
  Electrical Equipment - 0.5%
    QLogic Corp.*                                        70,021   $  4,507,252
-------------------------------------------------------------------------------
  Electronics - 4.6%
    Analog Devices, Inc.*                               220,752   $  9,547,524
    Atmel Corp.*                                        649,100      8,438,300
    Flextronics International Ltd.*                     419,648     11,204,602
    Intel Corp.                                         484,020     14,646,445
                                                                  ------------
                                                                  $ 43,836,871
-------------------------------------------------------------------------------
  Energy - 1.8%
    Devon Energy Corp.                                   83,560   $  4,386,900
    Dynegy, Inc.                                        244,360     11,362,740
    Equitable Resources, Inc.                            50,400      1,678,824
                                                                  ------------
                                                                  $ 17,428,464
------------------------------------------------------------------------------
  Entertainment - 5.1%
    AOL Time Warner, Inc.*                              220,480   $ 11,685,440
    Clear Channel Communications, Inc.*                 215,740     13,526,898
    Gemstar-TV Guide International, Inc.*                77,900      3,298,286
    Viacom, Inc., "B"*                                  401,751     20,790,614
                                                                  ------------
                                                                  $ 49,301,238
------------------------------------------------------------------------------
  Financial Institutions - 7.8%
    Citigroup, Inc.                                     525,528   $ 27,768,900
    Fannie Mae Corp.                                    216,490     18,434,123
    FleetBoston Financial Corp.                         204,830      8,080,544
    Freddie Mac Corp.                                   273,170     19,121,900
    Lehman Brothers Holdings, Inc.                       21,800      1,694,950
                                                                  ------------
                                                                  $ 75,100,417
------------------------------------------------------------------------------
  Food & Beverage Products - 1.3%
    Anheuser-Busch Cos., Inc.                            94,190   $  3,880,628
    Quaker Oats Co.                                      92,190      8,412,337
                                                                  ------------
                                                                  $ 12,292,965
------------------------------------------------------------------------------
  Forest & Paper Products - 0.1%
    Jefferson Smurfit Corp.                             439,500   $    826,549
------------------------------------------------------------------------------
  Gas - 0.2%
    Air Products & Chemicals, Inc.                       32,380   $  1,481,385
------------------------------------------------------------------------------
  Insurance - 4.9%
    AFLAC, Inc.                                         157,140   $  4,948,339
    American International Group, Inc.                  201,592     17,336,912
    CIGNA Corp.                                          98,500      9,438,270
    MetLife, Inc.                                        94,600      2,930,708
    The St. Paul Cos., Inc.                             201,360     10,206,938
    UnumProvident Corp.                                  63,250      2,031,590
                                                                  ------------
                                                                  $ 46,892,757
------------------------------------------------------------------------------
  Internet - 0.1%
    Akamai Technologies, Inc.*                           60,180   $    535,602
    XO Communications, Inc.*                            129,950        258,601
                                                                  ------------
                                                                  $    794,203
------------------------------------------------------------------------------
  Machinery - 1.0%
    Deere & Co., Inc.                                   265,210   $ 10,038,198
------------------------------------------------------------------------------
  Manufacturing - 0.6%
    Minnesota Mining & Manufacturing Co.                 48,520   $  5,536,132
    Rohm & Haas Co.                                       1,400         46,060
                                                                  ------------
                                                                  $  5,582,192
------------------------------------------------------------------------------
  Medical & Health Products - 8.1%
    American Home Products Corp.                        383,710   $ 22,424,012
    Bristol-Myers Squibb Co.                            190,140      9,944,322
    Eli Lilly & Co.                                     336,500     24,901,000
    Pfizer, Inc.                                        299,530     11,996,177
    Schering Plough Corp.                               254,800      9,233,952
                                                                  ------------
                                                                  $ 78,499,463
------------------------------------------------------------------------------
  Medical & Health Technology Services - 1.1%
    Applera Corp. - Applied Biosystems Group            277,820   $  7,431,685
    Cardinal Health, Inc.                                40,045      2,763,105
                                                                  ------------
                                                                  $ 10,194,790
------------------------------------------------------------------------------
  Metals & Minerals - 0.6%
    Alcoa, Inc.                                         156,040   $  6,147,976
------------------------------------------------------------------------------
  Oil Services - 2.0%
    El Paso Corp.                                       178,951   $  9,402,085
    Global Marine, Inc.*                                266,460      4,964,150
    Noble Drilling Corp.*                               143,000      4,683,250
                                                                  ------------
                                                                  $ 19,049,485
------------------------------------------------------------------------------
  Oils - 6.5%
    Apache Corp.                                         57,030   $  2,894,273
    Conoco, Inc.                                        254,490      7,354,761
    EOG Resources, Inc.                                 116,510      4,141,930
    Exxon Mobil Corp.                                   395,030     34,505,870
    Grant Pride Co., Inc.*                               94,450      1,651,931
    Santa Fe International Corp.                        236,380      6,855,020
    Transocean Sedco Forex, Inc.                        126,520      5,218,950
                                                                  ------------
                                                                  $ 62,622,735
------------------------------------------------------------------------------
  Retail - 3.7%
    Costco Wholesale Corp.*                              76,400   $  3,211,856
    CVS Corp.                                           457,460     17,657,956
    Home Depot, Inc.                                     96,200      4,478,110
    Lowe's Cos., Inc.                                    37,600      2,727,880
    Wal-Mart Stores, Inc.                               156,720      7,647,936
                                                                  ------------
                                                                  $ 35,723,738
------------------------------------------------------------------------------
  Special Products & Services - 0.6%
    SPX Corp.*                                           47,600   $  5,958,568
------------------------------------------------------------------------------
  Supermarket - 2.3%
    Safeway, Inc.*                                      465,960   $ 22,366,080
------------------------------------------------------------------------------
  Telecommunications - 6.3%
    Allegiance Telecom, Inc.*                            69,160   $  1,037,400
    Amdocs Ltd.*                                         49,400      2,660,190
    American Tower Corp., "A"*                          190,880      3,945,490
    AT&T Corp.                                          282,200      6,208,400
    Cabletron Systems, Inc.*                            167,150      3,819,378
    Charter Communications, Inc.*                       157,100      3,663,572
    CIENA Corp.*                                        100,800      3,824,352
    EchoStar Communications Corp.*                      252,700      7,972,685
    Emulex Corp.*                                        29,370      1,146,017
    Qwest Communications International, Inc.*           379,770     12,103,270
    Sprint Corp.                                        685,420     14,640,571
                                                                  ------------
                                                                  $ 61,021,325
------------------------------------------------------------------------------
  Telecommunications & Cable - 0.8%
    Comcast Corp., "A"*                                 173,920   $  7,548,128
------------------------------------------------------------------------------
  Utilities - Electric - 1.7%
    AES Corp.*                                          148,810   $  6,406,270
    Calpine Corp.*                                      164,450      6,216,210
    Constellation Energy Group, Inc.                     76,900      3,275,940
                                                                  ------------
                                                                  $ 15,898,420
------------------------------------------------------------------------------
  Utilities - Gas - 0.6%
    Enron Corp.                                         104,610   $  5,125,890
    Williams Cos., Inc.                                  30,610      1,008,599
                                                                  ------------
                                                                  $  6,134,489
------------------------------------------------------------------------------
Total U.S. Stocks                                                 $879,323,067
------------------------------------------------------------------------------
Foreign Stocks - 5.1%
  Canada - 0.4%
    Nortel Networks Corp. (Telecommunications)          379,000   $  3,445,110
------------------------------------------------------------------------------
  France - 1.3%
    Sanofi-Synthelabo S.A
      (Medical and Health Products)                      80,300   $  5,272,336
    Total Fina Elf S.A., "B" (Oils)                      54,610      7,652,328
                                                                  ------------
                                                                  $ 12,924,664
------------------------------------------------------------------------------
  Israel - 0.7%
    Check Point Software Technologies Ltd.
      (Computer Software - Services)*                   138,240   $  7,050,240
------------------------------------------------------------------------------
  Japan - 0.3%
    Fast Retailing Co. (Retail)                          15,200   $  2,645,493
------------------------------------------------------------------------------
  Netherlands - 0.9%
    Royal Dutch Petroleum Co. (Oils)                    147,210   $  8,478,214
------------------------------------------------------------------------------
  Switzerland - 1.0%
    Novartis AG (Medical and Health Products)           113,200   $  4,099,577
    Syngenta AG (Chemicals)*                            105,280      5,538,893
                                                                  ------------
                                                                  $  9,638,470
------------------------------------------------------------------------------
  United Kingdom - 0.5%
    Vodafone Group PLC (Telecommunications)*          2,220,355   $  4,924,208
------------------------------------------------------------------------------
Total Foreign Stocks                                              $ 49,106,399
------------------------------------------------------------------------------
Total Stocks (Identified Cost, $984,670,294)                      $928,429,466
------------------------------------------------------------------------------
Short-Term Obligations - 2.3%
------------------------------------------------------------------------------
                                               PRINCIPAL AMOUNT
                                                  (000 OMITTED)
------------------------------------------------------------------------------
  Cargill, Inc., due 7/02/01                        $     2,829   $  2,828,677
  Citigroup, Inc., due 7/02/01                            2,448      2,447,719
  Dow Chemical Co., due 7/02/01                           5,130      5,129,409
  General Electric Capital Corp., due 7/02/01            11,064     11,062,740
  Prudential Funding Corp., due 7/02/01                   1,013      1,012,884
------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                   $ 22,481,429
------------------------------------------------------------------------------
Repurchase Agreement - 0.3%
------------------------------------------------------------------------------
    Merrill Lynch & Co., Inc., dated 06/29/01,
      due 07/02/01, total to be received $2,703,919
      (secured by various U.S. Treasury & Federal
      Agency obligations), at Cost                  $     2,703   $  2,703,000
------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,009,854,723)               $953,613,895
Other Assets, Less Liabilities - 1.0%                                9,728,792
------------------------------------------------------------------------------
Net Assets - 100.0%                                               $963,342,687
------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
JUNE 30, 2001
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $1,009,854,723)        $  953,613,895
  Investments of cash collateral for securities loaned, at
    identified cost and value                                        39,461,265
  Cash                                                                      325
  Receivable for series shares sold                                     897,903
  Receivable for investments sold                                     9,964,339
  Interest and dividends receivable                                     554,113
                                                                 --------------
      Total assets                                               $1,004,491,840
                                                                 --------------
Liabilities:
  Payable for series shares reacquired                           $      345,946
  Payable for investments purchased                                   1,205,947
  Collateral for securities loaned, at value                         39,461,265
  Payable to affiliates -
    Management fee                                                       39,369
    Shareholder servicing agent fee                                       1,837
    Distribution fee                                                         70
    Administrative fee                                                      919
  Accrued expenses and other liabilities                                 93,800
                                                                 --------------
      Total liabilities                                          $   41,149,153
                                                                 --------------
Net assets                                                       $  963,342,687
                                                                 ==============
Net assets consist of:
  Paid-in capital                                                $1,098,304,557
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies                    (56,244,097)
  Accumulated net realized loss on investments and foreign
    currency transactions                                           (79,734,155)
  Accumulated undistributed net investment income                     1,016,382
                                                                 --------------
      Total                                                      $  963,342,687
                                                                 ==============
Shares of beneficial interest outstanding                          60,874,423
                                                                   ==========
Initial Class shares:
  Net asset value, offering price, and redemption price
    per share (net assets of $956,837,603 / 60,462,403
    shares of beneficial interest outstanding)                       $15.83
                                                                     ======
Service Class shares:
  Net asset value, offering price, and redemption price
    per share (net assets of $6,505,084 / 412,020
    shares of beneficial interest outstanding)                       $15.79
                                                                     ======
See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2001
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                    $    4,214,068
    Interest                                                          1,131,601
    Foreign taxes withheld                                              (62,969)
                                                                 --------------
      Total investment income                                    $    5,282,700
                                                                 --------------
  Expenses -
    Management fee                                               $    3,745,625
    Trustees' compensation                                                9,550
    Shareholder servicing agent fee                                     174,796
    Distribution fee (Service Class)                                      4,622
    Administrative fee                                                   87,411
    Custodian fee                                                       188,179
    Printing                                                             80,282
    Postage                                                                  12
    Auditing fees                                                        17,407
    Legal fees                                                            2,098
    Miscellaneous                                                        23,939
                                                                 --------------
      Total expenses                                             $    4,333,921
    Fees paid indirectly                                                (67,740)
                                                                 --------------
      Net expenses                                               $    4,266,181
                                                                 --------------
        Net investment income                                    $    1,016,519
                                                                 --------------
Realized and unrealized loss on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                      $  (77,741,249)
    Foreign currency transactions                                        (5,769)
                                                                 --------------
      Net realized loss on investments and foreign currency
        transactions                                             $  (77,747,018)
                                                                 --------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                  $  (67,930,958)
    Translation of assets and liabilities in foreign currency             7,606
                                                                 --------------
      Net unrealized loss on investments and foreign currency
        translation                                              $  (67,923,352)
                                                                 --------------
        Net realized and unrealized loss on investments and
          foreign currency                                       $ (145,670,370)
                                                                 --------------
          Decrease in net assets from operations                 $ (144,653,851)
                                                                 ==============

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------
                                                           SIX MONTHS ENDED                   YEAR ENDED
                                                              JUNE 30, 2001            DECEMBER 31, 2000
                                                                (UNAUDITED)
--------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                      $    1,016,519               $      206,032
  Net realized gain (loss) on investments and foreign
    currency transactions                                       (77,747,018)                 122,247,717
  Net unrealized loss on investments and foreign
    currency translation                                        (67,923,352)                (190,634,215)
                                                             --------------               --------------
    Decrease in net assets from operations                   $ (144,653,851)              $  (68,180,466)
                                                             --------------               --------------
Distributions declared to shareholders -
  From net investment income (Initial Class)                 $     (127,724)              $     (346,734)
  From net realized gain on investments and foreign
    currency transactions(Initial Class)                       (122,722,867)                 (59,516,402)
                                                             --------------               --------------
  From net realized gain on investments and foreign
    currency transactions (Service Class)                          (620,931)                        --
                                                             --------------               --------------
    Total distributions declared to shareholders             $ (123,471,522)              $  (59,863,136)
                                                             --------------               --------------
Net increase in net assets from series share
  transactions                                               $  144,165,143               $  331,768,847
                                                             --------------               --------------
      Total increase (decrease) in net assets                $ (123,960,230)              $  203,725,245
Net assets:
  At beginning of period                                      1,087,302,917                  883,577,672
                                                             --------------               --------------
  At end of period (including accumulated undistributed
    net investment income of $1,016,382 and $127,587,
    respectively)                                            $  963,342,687               $1,087,302,917
                                                             ==============               ==============

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                         SIX  MONTHS ENDED         ---------------------------------------------------------------------------
                             JUNE 30, 2001                 2000            1999            1998            1997           1996
                                   (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
INITIAL CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning
  of period                         $20.80               $23.34          $19.05          $15.80          $13.13         $10.89
                                    ------               ------          ------          ------          ------         ------
Income from investment operations# -
  Net investment income(S)          $ 0.02               $ 0.01          $ 0.02          $ 0.06          $ 0.05         $ 0.06
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency                 (2.63)               (1.00)           4.52            3.59            2.62           2.37
                                    ------               ------          ------          ------          ------         ------
  Total from investment operations  $(2.61)              $(0.99)         $ 4.54          $ 3.65          $ 2.67         $ 2.43
                                    ------               ------          ------          ------          ------         ------

Less distributions declared to shareholders -
  From net investment income        $(0.00)*             $(0.01)         $(0.04)         $(0.03)         $ --           $(0.02)
  From net realized gain on
    investments and foreign
    currency transactions            (2.36)               (1.54)          (0.21)          (0.37)           --            (0.16)
  In excess of net realized
    gain on investments and
    foreign currency transactions     --                   --              --              --              --            (0.01)
                                    ------               ------          ------          ------          ------         ------
  Total distributions declared
    to shareholders                 $(2.36)              $(1.55)         $(0.25)         $(0.40)         $ --           $(0.19)
                                    ------               ------          ------          ------          ------         ------
Net asset value - end of
  period                            $15.83               $20.80          $23.34          $19.05          $15.80         $13.13
                                    ======               ======          ======          ======          ======         ======
Total return                        (12.95)%++            (4.85)%         24.05%          23.39%          20.26%         22.33%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                          0.87%+               0.85%           0.86%           0.86%           0.92%          1.01%
  Net investment income               0.22%+               0.05%           0.08%           0.33%           0.34%          0.47%
Portfolio turnover                      48%                  93%             91%             83%             99%            56%
Net assets at end of period
  (000 Omitted)                   $956,838           $1,083,760        $883,578        $567,778        $285,845        $35,710

  (S) Prior to January 1, 1998, subject to reimbursement by the series, the investment adviser agreed to maintain the expenses of the series, exclusive of management fees, at not more than 0.25% of average daily net assets. To the extent actual expenses were over or under this limitation, the net investment income (loss) per share and the ratios would have been:
        Net investment income
          (loss)                                                                                         $ 0.06         $ --
        Ratios (to average net
          assets):
          Expenses##                                                                                       0.88%          1.48%
          Net investment income
            (loss)                                                                                         0.38%          --
 * Per share amount was less than $0.01.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights - continued
--------------------------------------------------------------------------------------------------------
                                                               SIX MONTHS ENDED             PERIOD ENDED
                                                                  JUNE 30, 2001       DECEMBER 31, 2000*
                                                                    (UNAUDITED)
--------------------------------------------------------------------------------------------------------
SERVICE CLASS SHARES
--------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                    $20.78                   $23.13
                                                                         ------                   ------
Income from investment operations# -
  Net investment income (loss)                                           $ 0.00**                 $(0.03)###
  Net realized and unrealized loss on investments and foreign
    currency                                                              (2.63)                   (2.32)
                                                                         ------                   ------
    Total from investment operations                                     $(2.63)                  $(2.35)
                                                                         ------                   ------
Less distributions declared to shareholders from net realized gain
  on investments and foreign currency transactions                       $(2.36)                  $ --
                                                                         ------                   ------
Net asset value - end of period                                          $15.79                   $20.78
                                                                         ======                   ======
Total return                                                             (13.07)%++                (4.98)%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                               1.07%+                   1.05%+
  Net investment income (loss)                                             0.02%+                  (0.15)%+
Portfolio turnover                                                           48%                      93%
Net assets at end of period (000 Omitted)                                $6,505                   $3,543

  * For the period from the inception of Service Class shares, May 1, 2000, through December 31, 2000.
 ** Per share amount was less than $0.01.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.
### The per share amount is not in accordance with the net investment income for the period because of the timing of sales of fund shares and the amount of per share net investment income at such time.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Research series (the series) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of the series are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of June 30, 2001, there were 116 shareholders of the series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges are reported at market value using last sale prices. Equity securities reported through the NASDAQ system are reported at fair value as of 4:00 p.m. on June 30, 2001, due to NASDAQ system issues which prompted extended trading hours. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith by the Trustees.

Repurchase Agreements - The series may enter into repurchase agreements with institutions that the series investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. The series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. The series, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street") and Chase Manhattan Bank ("Chase"), as lending agents, may loan the securities of the series to certain qualified institutions (the "Borrowers") approved by the series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street and Chase provide the series with indemnification against Borrower default. The series bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agents. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At June 30, 2001, the value of securities loaned was $38,437,269. These loans were collateralized by U.S. Treasury securities of $521,235 and cash of $39,461,265 which was invested in the following short-term obligations:

                                                                 AMORTIZED COST
                                                       SHARES         AND VALUE
-------------------------------------------------------------------------------

Navigator Securities Lending Prime Portfolio       32,017,730       $32,017,730
Salomon Smith Barney Inc.; 4.13%;
  MD 7-2-01 (REPO)                                  7,443,535         7,443,535
                                                                    -----------
Total investments of cash collateral for
  securities loaned                                                 $39,461,265
                                                                    -----------

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date. The series will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. Management does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Fees Paid Indirectly - The series custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. During the period, the series custodian fees were reduced by $46,809 under this arrangement. The series has entered into a directed brokerage agreement, under which the broker will credit the series a portion of the commissions generated, to offset certain expenses of the series. For the period, the series custodian fees were reduced by $20,931 under this agreement. These amounts are shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The series policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

Multiple Classes of Shares of Beneficial Interest - The series offers multiple classes of shares, which differ in their respective distribution fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the series average daily net assets.

Each series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series pays MFS an administrative fee at the following annual percentages of the series average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

Distribution fee - The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that the series will pay up to 0.25% per annum of its average daily net assets attributable to Service Class shares to participating insurance companies which invest in the series to cover their marketing and distribution expenses. A portion of this distribution fee is currently being paid by the series; payment of the remaining 0.05% per annum of the Service Class distribution fee will become payable on such a date as the Trustees of the trust may determine. Fees incurred under the distribution plan during the six months ended June 30, 2001, were 0.20% of average daily net assets attributable to Service Class shares on an annualized basis.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the series average daily net assets at an annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities and short-term obligations, aggregated $512,798,226 and $461,805,235, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $1,009,854,723
                                                               ---------------
Gross unrealized depreciation                                  $ (103,057,550)
Gross unrealized appreciation                                      46,816,722
                                                               ---------------
    Net unrealized depreciation                                $  (56,240,828)
                                                               ---------------

(5) Shares of Beneficial Interest
The series Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

Initial Class shares                  SIX MONTHS ENDED JUNE 30, 2001        YEAR ENDED DECEMBER 31, 2000
                                  ----------------------------------   ---------------------------------
                                           SHARES             AMOUNT           SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                             5,111,385       $ 93,596,302       16,389,446      $ 378,822,595
Shares  issued  to shareholders
  in reinvestment of distributions      7,500,033        122,850,543        2,616,394         59,863,109
Shares reacquired                      (4,249,521)       (76,496,136)      (4,763,164)      (110,803,925)
                                        ---------       ------------       ----------      -------------
    Net increase                        8,361,897       $139,950,709       14,242,676      $ 327,881,779
                                        =========       ============       ==========      =============

Service Class shares                  SIX MONTHS ENDED JUNE 30, 2001      PERIOD ENDED DECEMBER 31, 2000*
                                  ----------------------------------   ---------------------------------
                                           SHARES             AMOUNT           SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                               228,318       $  4,050,584          194,306      $   4,395,155
Shares  issued  to shareholders
  in reinvestment of distributions        38,036            621,881          --                 --
Shares reacquired                        (24,864)          (458,031)         (23,776)          (508,087)
                                        ---------       ------------       ----------      -------------
    Net increase                          241,490       $  4,214,434          170,530      $   3,887,068
                                        =========       ============       ==========      =============

* For the period from the inception of Service Class shares, May 1, 2000, through December 31, 2000.

(6) Line of Credit
The series and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the series for the six months ended June 30, 2001, was $7,274. The series had no borrowings during the period.


This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

(C)2001 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.                        VFR-3 8/01 191.3M